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                                                                     EXHIBIT 1.4



                           NEW HARRIS FINANCIAL, INC.

                               ____________ Shares
                                 of Common Stock
                           (par value $.01 per share)

                             UNDERWRITING AGREEMENT

                                                              September __, 2000

Ryan, Beck & Co., Inc.
220 South Orange Avenue
Livingston, New Jersey 07039-5817

Legg Mason Wood Walker, Inc.
1747 Pennsylvania Avenue, N.W.
Washington, DC 20006

Ladies and Gentlemen:

          New Harris Financial, Inc., a Pennsylvania corporation (the "Company"), Harris Savings Bank, a Pennsylvania-chartered stock savings bank that is in the process of converting to a federal savings bank (the "Bank"), Harris Financial, Inc. ("Harris Financial"), the current mid-tier holding company of the Bank, and Harris Financial, M.H.C. (the "MHC"), a mutual holding company and the current majority owner of Harris Financial, hereby confirm their agreement with Ryan, Beck & Co., Inc. ("Ryan, Beck") and Legg Mason Wood Walker, Inc. ("Legg Mason"), as the representatives (the "Representatives") of the several underwriters listed on Schedule I hereto (the "Underwriters," which term shall also include any underwriter purchasing Shares, as hereinafter defined, pursuant to Section 1 hereof) with respect to the issue and sale by the Company and the purchase by the Underwriters of ___________ shares (the "Initial Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock"). The Company also proposes to issue and sell to the Underwriters, at the Representatives' option, up to an additional _________ shares of Common Stock (the "Option Shares") as set forth herein. The term "Shares" as used herein, unless indicated otherwise, shall mean the Initial Shares and the Option Shares.

          Introductory. The Company was recently incorporated under the laws of
          ------------
the Commonwealth of Pennsylvania for the purpose of being the successor of Harris Financial. The Company is authorized to issue 110,000,000 shares of capital stock, of which 100,000,000 shares are common stock having a par value of $.01 per share (the "Common Stock"), and 10,000,000 shares are preferred stock having a par value of $.01 per share. The Shares, together with _________ shares (the "Subscription Shares") of the Company's Common Stock that the Company intends to issue in the Subscription and Community Offerings, as defined below (collectively, the "Conversion Shares"), are being issued in connection with the mutual-to-stock conversion (the "Conversion") of the MHC.

          Prior to the consummation of the MHC's mutual to stock Conversion, the Bank will convert its charter to a federal savings bank charter, and the MHC and Harris Financial will each convert their charters to federal holding company charters (each, a "Charter Conversion" and collectively, the "Charter Conversions"), in each case in accordance with the laws of the United States and the applicable regulations of the Office of Thrift Supervision (the "OTS"; such laws and the applicable regulations of the OTS are referred to herein as the "Charter Conversion Regulations"). As a result, the Conversion is being
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conducted in accordance with the laws of the United States and the applicable regulations of the OTS (such laws and the regulations of the OTS are referred to herein as the "Conversion Regulations").

          The Company, Harris Financial, the MHC and the Bank (both before and after the Charter Conversions) are sometimes referred to herein as the "Harris Parties."

          The Conversion is to be conducted in accordance with a Plan of Conversion (the "Plan") adopted by the Board of Trustees of the MHC on March 27, 2000 and amended on June 22, 2000. The Plan provides that the Conversion will be effected as follows: The Company will charter an interim savings bank as a wholly-owned subsidiary ("Interim Bank"). Harris Financial will convert to an interim federal stock savings bank and will thereafter merge with and into the Bank. The MHC will also convert to an interim federal stock savings bank and merge with and into the Bank. The Interim Bank will then merge with and into the Bank with the Bank as the surviving entity. In connection with the foregoing transactions, each stockholder of Harris Financial, Inc. immediately prior to the Conversion, other than the MHC ("Public Stockholders"), will receive shares of the Company's common stock pursuant to an exchange ratio described in the Plan. Pursuant to the Plan and in connection with the Conversion, the Company will offer the Conversion Shares for sale in the Conversion Offering, as defined below.

          Simultaneous with or immediately after the consummation of the Conversion and the Conversion Offering, the Company will acquire York Financial, Inc. ("York Financial"), in a stock-for-stock exchange (the "Merger") pursuant to an Agreement and Plan of Reorganization (the "Merger Agreement") dated as of March 27, 2000 (the "Merger Agreement"). York Financial, Inc. is the holding company of York Federal Savings and Loan Association ("York Federal"). The Merger will be accomplished in accordance with the laws of the Commonwealth of Pennsylvania and the United States and applicable regulations of Pennsylvania and the OTS (such laws and the regulations collectively, the "Merger Regulations", and together with the Conversion Regulations and the Charter Conversion Regulations, the "Reorganization Regulations"). Ryan, Beck is serving as financial advisor to Harris Financial and the Bank in connection with the Merger. Pursuant to the terms of the Merger Agreement, upon consummation of the Merger each outstanding share of common stock, par value $1.00 per share, of York Financial ("York Financial Common Stock") and each outstanding option to purchase York Financial Common Stock will automatically convert into and become exchangeable for a number of shares of the Company's Common Stock determined according to an exchange ratio calculated in the manner set forth in the Merger Agreement. The Merger is expected to close simultaneously with or immediately after consummation of the Conversion. The Conversion and the Merger are separate, distinct transactions, but one will not occur without the other. The Charter Conversions, the Conversion and the Merger are sometimes collectively referred to herein as the "Reorganization." The Company, Harris Financial, Inc., the MHC, the Bank, York Financial and York Federal are sometimes hereinafter collectively referred to as the "Constituent Institutions."

          The Company, in accordance with the Plan, initially offered shares of its Common Stock for a purchase price of $10.00 per share (the "Purchase Price") in a Subscription Offering and Community Offering (in each case, as defined below). In the subscription offering, the Subscription Shares were offered, by way of nontransferable subscription rights, in descending order of priority to
(i) the Bank's Eligible Account Holders (defined as holders of deposit accounts totaling $50 or more as of December 31, 1998); (ii) the Bank's Employee Stock Ownership Plan (the "ESOP") (for a total of up to 8% of the Conversion Shares);
(iii) the Bank's Supplemental Eligible Account Holders (defined as holders of deposit accounts totaling $50 or more as of June 30, 2000); and (iv) depositors with accounts at the Bank on August ___, 2000 (the "Subscription Offering"). In the Community Offering, Subscription Shares not purchased in the Subscription Offering were offered by the Company to the general public, with preference given to persons who reside in the Bank's local community, and then to current stockholders of Harris Financial and York Financial. The Company has received subscriptions for the purchase of

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__________ Subscription Shares in the Subscription and Community Offerings. [In
addition, the Company has determined to apply _________ unsubscribed shares to the acquisition by merger of York Financial, and such shares ("York Shares") will be deemed issued in the Community Offering.]

          In accordance with the Conversion Regulations, the aggregate price of shares of Common Stock to be issued in the Conversion (including the Subscription Shares and the Shares to be sold to the Underwriters hereunder) must be based upon an independent appraisal of the estimated pro forma market value of the Common Stock of the Company, and the public offering price per share in any underwritten public offering must be the same as the price per share in the Subscription and Community Offerings. As a result, the public offering price per share of the Shares to be sold by the Underwriters hereunder will be $10.00 per share, and the number of Shares to be sold to the Underwriters hereunder will be determined by reference to the independent appraisal and the aggregate price of the Subscription Shares for which the Company has received subscriptions.

          The number of Shares to be sold to the several Underwriters hereunder, the purchase price to be paid by the Underwriters for the Shares and the commission per Share to be paid by the Company to the Underwriters shall be agreed upon by the Company and the Representatives, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Agreement"). The Price Agreement may take the form of an exchange of any standard form of written telecommunication between the Harris Parties and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Shares will be governed by this Agreement, as supplemented by the Price Agreement. From and after the date of the execution and delivery of the Price Agreement, this Agreement shall be deemed to incorporate, and all references herein to "this Agreement" shall be deemed to include, the Price Agreement.

          The Company's offering and sale of the Shares to the Underwriters hereunder, together with its offering of the Subscription Shares in the Subscription Offering and Community Offering, is referred to herein as the "Conversion Offering."

          The Plan provides that, generally, no person may purchase in the Conversion Offering more than $5,000,000 of Conversion Shares; the maximum amount that an individual together with persons acting in concert may purchase in all categories of the Conversion Offering combined is 5% of the shares issued in the Offering; provided that the Company may, in its sole discretion and without further notice to or solicitation of subscribers or other prospective purchasers, increase or decrease such maximum purchase limitations.

          The following applications have been filed in connection with the
Reorganization: (i) an Application for Conversion on Form AC (the "Conversion Application") has been filed with the OTS; (ii) a Combined Application H-(e)1/H-
(e)3 Holding Company Application (the "Holding Company Application") has been filed with the OTS; (iii) a Bank Merger Act Application (the "BMA Application") has been filed with the OTS; (iv) an Application on Form 1582 for Conversion from a State-Chartered Stock Association into a Federal Stock Savings Bank, together with related applications for the conversion of the MHC and Harris Financial from state-chartered to federally chartered holding companies (collectively, the "Charter Conversion Applications"); and all amendments to the foregoing applications required to the date hereof have also been filed. The Charter Conversion Applications, the Conversion Application, the Holding Company Application and the BMA Application are referred to herein collectively as the "Reorganization Applications." The Conversion Application includes, among other things, the Plan of Conversion.

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (File No._________) for the registration of the Shares under the

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Securities Act of 1933, as amended (the "1933 Act"). Such registration statement, as filed on June 23, 2000 and as amended on August 11, 2000, contained a prospectus relating to the Subscription and Community Offerings and was declared effective by the Commission on August 14, 2000. On September ___, the Company filed a post-effective amendment to such registration statement (the "Post-Effective Amendment") to add a preliminary prospectus for use by the Underwriters in the public offering and, if such Post-Effective Amendment has not become effective, the Company will prepare and file, prior to the effective date of such Post-Effective Amendment, an amendment to such Post-Effective Amendment, including a final prospectus. Each prospectus used by the Underwriters before the time such Post-Effective Amendment becomes effective is herein called a "preliminary prospectus".

          Such registration statement, including the exhibits thereto, at the time the Post-Effective Amendment becomes effective, is herein called the "Registration Statement." The public offering prospectus added to the Registration Statement by means of the Post-Effective Amendment, at the time the Post-Effective Amendment becomes effective, is herein called the "Public Offering Prospectus", except that if any revised prospectus provided to the Underwriters by the Company for use in connection with the offering of the Shares differs from the public offering prospectus included in the Registration Statement at the time the Post-Effective Amendment becomes effective (whether or not such prospectus is required to be filed pursuant to Rule 424(b) under the 1933 Act ("Rule 424(b)"), the term "Public Offering Prospectus" shall refer to such revised prospectus from and after the time it is first furnished to the Underwriters for such use.

          The Company understands that the Underwriters propose to make a public offering of the Shares (the "Public Offering") as soon as possible after the Post-Effective Amendment becomes effective. The Underwriters may assemble and manage a selling group of broker-dealers that are members of the National Association of Securities Dealers, Inc. ("NASD") to participate in the solicitation of purchase orders for the Shares.

          SECTION 1. Sale and Delivery to the Underwriters. On the basis of the
                     -------------------------------------
representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree severally and not jointly, to purchase from the Company, a number of Initial Shares set forth opposite the respective names of the Underwriters in Schedule I hereto, at a price and on the other terms set forth herein and in the Price Agreement.

          In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants to the several Underwriters an option to purchase all or a portion of the Option Shares at a price and on the other terms set forth herein and in the Price Agreement.

          The option hereby granted will expire at 5:00 p.m. Eastern time on the 30th day after the date the Post-Effective Amendment is declared effective by the Commission (or at 5:00 p.m. Eastern time on the next business day following the 30th day if such 30th day is not a business day) and may be exercised, on one occasion only, solely for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Underwriters to the Company setting forth the number of Option Shares as to which the Underwriters are exercising the option and the time, date and place of payment and delivery for the Option Shares. Such time and date of delivery (the "Option Closing Time") shall be determined by the Underwriters but shall not be later than five full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined, nor earlier than the second business day after the date on which the notice of the exercise of the option shall have been given.

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          The number of Option Shares to be sold to each Underwriter shall be the number which bears the same ratio to the aggregate number of Option Shares purchased as the number of Initial Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to __________, subject, however to such adjustments to eliminate any fractional shares as the Representatives in their sole discretion shall make.

          SECTION 2. Closing Time; Release of Funds and Delivery of
                     ----------------------------------------------
Certificates. Payment of the purchase price for, and delivery of certificates
------------
for, the Initial Shares shall be made at the offices of ___________, or at such other place as shall be agreed upon by the Company and the Representatives, at 8:00 a.m. Eastern time on the third full business day after the effective date of the Post-Effective Amendment, or at such other time not earlier than three nor more than ten full business days thereafter as the Representatives and the Company shall determine (such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Shares shall be made at the above-mentioned office of ______________, or at such other place as shall be agreed upon by the Company and the Representatives, at the Option Closing Time as specified in the notice from the Representatives to the Company. Payment for the Initial Shares and the Option Shares, as the case may be, shall be made to the Company by wire transfer of immediately available funds, against delivery of certificates for the Initial Shares or Option Shares, as the case may be, to the Representatives for the respective accounts of the Underwriters.

          Certificates for the Initial Shares and the Option Shares, as the case may be, shall be registered in such name or names and in such denominations as the Representatives may request in writing at least two business days prior to the Closing Time or the Option Closing Date, as the case may be. The Company will make such certificates available for examination by the Representatives and counsel to the Underwriter not later than 10:00 a.m. Eastern time on the business day prior to the Closing Time or the Option Closing Time, as the case may be.

          SECTION 3. Public Offering. The Representatives hereby advise the
                     ---------------
Company that the Underwriters intend to offer for sale to the public, as described in the Public Offering Prospectus, their respective portions of the Shares as soon after this Agreement has been executed and the Post-Effective Amendment has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

          SECTION 4. Representations and Warranties; Certain Covenants.
                     -------------------------------------------------

          A. The Harris Parties jointly and severally represent and warrant to and covenant with the Underwriters as follows:

                    a. At the time the Post-Effective Amendment, including the Public Offering Prospectus contained therein, becomes effective, and at all times subsequent thereto up to the Closing Time referred to above (and, with respect to the Option Shares, to the Option Closing Time referred to above), the Registration Statement will comply in all material respects with the requirements of the 1933 Act and the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and the Registration Statement, any preliminary or final Public Offering Prospectus, any Blue Sky Application (as defined in Section 7 hereof) or any Sales Information (as defined in Section 7 hereof) authorized by any Harris Party for use in connection with the Public Offering will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties in this Section 4(a) shall not apply to statements in or omissions from the Registration Statement, any preliminary or final Public Offering Prospectus, any Blue Sky Application or

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any Sales Information made in reliance upon and in conformity with information furnished in writing to the Harris Parties by the Underwriters expressly regarding the Underwriters for use under the captions ______________, in the Public Offering Prospectus.

                    b. The Company has filed with the OTS the Charter Conversion Application, the Conversion Application, including the Plan, the Registration Statement and the Public Offering Prospectus, the Holding Company Application and the BMA Application, each of which included exhibits and supplemental material, and has filed an amendment or amendments thereto, as required, and has published notice of such filings, as required, which Applications have been or prior to the Closing Time will be approved by the OTS; and the Plan has been adopted by the Board of Trustees of the MHC and the directors of Harris Financial, the Company and the Bank, and has been or prior to the Closing Time will be approved by the Members of the MHC and the stockholders of Harris Financial and the Bank.

                    c. At the Closing Time, (i) the Charter Conversions will have been effected in accordance with the Charter Conversion Regulations and all other applicable material laws, regulations, decisions and orders, including in compliance with all terms, conditions, requirements and provisions precedent to the Charter Conversions imposed upon the Harris Parties by the OTS, any state regulatory authority or any other regulatory authority; (ii) the Conversion and the Conversion Offering will have been effected in the manner described in the Public Offering Prospectus and in accordance with the Plan, the Conversion Regulations and all other applicable material laws, regulations, decisions and orders, including in compliance with all terms, conditions, requirements and provisions precedent to the Conversion and the Conversion Offering imposed upon the Harris Parties by the Commission, the OTS, any state regulatory or Blue Sky authority or any other regulatory authority, and (iii) the Constituent Institutions will have completed the conditions precedent to the Merger in accordance with the Merger Agreement, and all applicable laws, regulations, decisions and orders, including all material terms, conditions, requirements and provisions precedent to the Merger imposed upon the Constituent Institutions by the OTS or any other regulatory authority, other than those which the regulatory authority permits to be completed after the effective time of the Merger ("Effective Time")

                    d. No order has been issued by the OTS or any state regulatory or Blue Sky authority preventing or suspending the use of the Public Offering Prospectus, and no action by or before any such governmental entity to revoke any approval, authorization or order of effectiveness related to the Conversion or the Conversion Offering is pending or threatened.

                    e. At the time of the approval of the Reorganization Applications by the applicable regulatory authorities (including any amendment or supplement thereto) and at all times subsequent thereto until the Closing Time, the Reorganization Applications complied and will comply in all material respects with the Reorganization Regulations. The Public Offering Prospectus contained in the Reorganization Applications (including any amendment or supplement thereto), at the time of the approval of the Reorganization Applications by the OTS and at all times subsequent thereto until the Closing Time and the Effective Time, and, if applicable, the Option Closing Time, complied and will comply in all material respects with the Reorganization Regulations.

                    f. RP Financial, LC. ("RP Financial"), which prepared the Independent Valuation dated as of [________], 2000, described in the Public Offering Prospectus, is independent with respect to the Harris Parties within the meaning of the Plan and the Conversion Regulations and is believed by the Harris Parties to be experienced and expert in the valuation and the appraisal of business entities, including savings institutions. The Harris Parties believe that RP Financial has prepared the pricing information set forth in the Public Offering Prospectus in accordance with the requirements of the Conversion Regulations.

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                    g. Arthur Anderson LLP ("Arthur Anderson"), the firm which certified the financial statements of Harris Financial, Inc. filed as part of the Registration Statement, is, with respect to the Harris Parties, an independent certified public accountant as required by the 1933 Act and the 1933 Act Regulations. Ernst & Young ("E&Y"), the firm which certified the financial statements of York Financial filed as part of the Registration Statement, is, with respect to York Financial and York Federal, an independent certified public accountant as required by the 1933 Act and the 1933 Act Regulations.

                    h. The consolidated financial statements, together with the related schedules and notes thereto, included in the Registration Statement and which are part of the Public Offering Prospectus present fairly the financial condition, results of operations, changes in retained earnings and cash flows of each of (i) Harris Financial, Inc. and its consolidated subsidiaries and (ii) York Financial and its consolidated subsidiaries, at and for the dates indicated and the periods specified and comply as to form in all material respects with the applicable accounting requirements of the 1933 Act Regulations. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, present fairly in all material respects the information required to be stated therein and are consistent with financial statements and other reports filed by Harris Financial, Inc. and/or York Financial with their applicable bank regulatory authorities except to the extent that accounting principles employed in such filings conform to the requirements of such authorities and not necessarily to generally accepted accounting principles. The other financial, statistical and pro forma information and related notes thereto included in the Public Offering Prospectus present fairly the information shown therein on a basis consistent with the audited financial statements of Harris Financial, Inc. and/or York Financial included in the Registration Statement and which are part of the Public Offering Prospectus, and as to the pro forma adjustments, such adjustments have been properly applied on the basis described therein.

                    i. Since the respective dates as of which information is given in the Registration Statement and Public Offering Prospectus, except as may otherwise be stated therein: (i) there has not been any material adverse change in the financial condition, net income, capital, properties, affairs or prospects of the Harris Parties, York Financial, York Federal, or their respective subsidiaries (the "combined institution"), taken as a whole, whether or not arising in the ordinary course of business, (ii) there has not been any material increase in the long-term debt of the combined institution, taken as a whole, nor have the Harris Parties, York Financial, York Federal or their respective subsidiaries issued any securities or incurred any liability or obligations for borrowing other than in the ordinary course of business, (iii) there have not been any material transactions entered into by the Harris Parties, York Financial, York Federal or their respective subsidiaries, except those transactions entered into in the ordinary course of business and those specifically described in or contemplated by the Public Offering Prospectus, including the execution of loan documents pertaining to the ESOP, and (iv) the capitalization, liabilities, assets, properties and business of the Harris Parties, York Financial, York Federal and their respective subsidiaries conform in all material respects to the descriptions thereof contained in the Public Offering Prospectus. The Harris Parties, York Financial, York Federal and their subsidiaries have no material liability of any kind, contingent or otherwise, except as reflected in the financial statements filed as part of the Registration Statement or otherwise set forth in the Public Offering Prospectus.

                    j. The Company and Harris Financial are both Pennsylvania corporations, duly organized and validly existing and in good standing under the laws of the Commonwealth of Pennsylvania with the corporate power and authority to conduct the business and own the property of Harris Financial as described in the Registration Statement and Public Offering Prospectus under Pennsylvania law. The Company is duly registered with the OTS as a savings and loan holding company under the Home Owners' Loan Act ( "HOLA"). Prior to the Charter Conversions, Harris Financial was duly registered with the Board of Governors of the Federal Reserve System as a bank holding company. Upon completion of the Charter Conversions, Harris Financial will be duly registered with the OTS as a

                                       7
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federally chartered savings and loan holding company, with the corporate power and authority to conduct its business and own its property as described in the Registration Statement and Public Offering Prospectus.

                    k. The Bank is a Pennsylvania-chartered savings bank, duly organized and validly existing and in good standing under the laws of the Commonwealth of Pennsylvania with the corporate power and authority to conduct its business and own its property as described in the Registration Statement and Public Offering Prospectus under Pennsylvania law. Upon completion of the Charter Conversions, the Bank will be a duly organized and validly existing federally chartered savings bank and after the Conversion will continue as such, and will have the corporate power and authority to conduct its business and own its property as described in the Registration Statement and Public Offering Prospectus under the HOLA and the regulations thereunder.

                    l. The MHC is a Pennsylvania-chartered mutual holding company, duly organized and validly existing and in good standing under the laws of the Commonwealth of Pennsylvania with the corporate power and authority to conduct its business and own its property as described in the Registration Statement and Public Offering Prospectus. Prior to the Charter Conversions, the MHC was duly registered with the Board of Governors of the Federal Reserve System as a bank holding company. Upon completion of the Charter Conversions, the MHC will be duly organized and registered with the OTS as a federally chartered savings and loan holding company, with the corporate power and authority to conduct its business and own its property as described in the Registration Statement and Public Offering Prospectus.

                    m. York Financial is a Pennsylvania corporation, duly organized and validly existing and in good standing under the laws of the Commonwealth of Pennsylvania with the corporate power and authority to conduct its business and own its property as described in the Registration Statement and Public Offering Prospectus. York Financial is duly registered with the OTS as a savings and loan holding company under the HOLA. York Federal is a federally chartered savings and loan association, duly organized and validly existing under the laws of the United States with the corporate power and authority to conduct its business and own its property as described in the Registration Statement and Public Offering Prospectus.

                    n. The Harris Parties, York Financial, York Federal and their subsidiaries have obtained all material licenses, permits and other governmental authorizations currently required for the conduct of their respective businesses (including , in the case of the Company, for the conduct of the business of Harris Financial following the Conversion); all such licenses, permits and governmental authorizations are in full force and effect; the Harris Parties, York Financial, York Federal and their subsidiaries are in all material respects complying with all laws, rules, regulations and orders applicable to the operation of their respective businesses; and none of the Harris Parties, York Financial, York Federal or their subsidiaries has received notice of any proceeding or action relating to the revocation or modification of any such license, permit or governmental authorization which, singly or in the aggregate, if subject to an unfavorable decision, ruling or finding, might materially and adversely affect the conduct of the business, the financial condition or the net income, affairs or prospects of the combined institution taken as a whole.

                    o. The articles of incorporation, charter or similar instruments of the Harris Parties, York Financial, York Federal are in full force and effect; no conservator or receiver has been appointed for any of the Harris Parties, York Financial, or York Federal; and the Bank and York Federal are each operating as an insured depository institution. Each of the Harris Parties, York Financial, and York Federal is duly qualified to transact business and is in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of its business (currently and as contemplated following the Reorganization)

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requires such qualification unless the failure to be so qualified in one or more of such jurisdictions would not have a material adverse effect on the financial condition or the business, operations, net income or prospects of the combined institution, taken as a whole.

                    p. Upon consummation of the Reorganization, all of the outstanding capital stock of the Bank will be duly authorized and validly issued and fully paid and nonassessable; and all such stock will be owned directly by the Company, free and clear of all liens, encumbrances, claims or other restrictions. Each of the Harris Parties, York Financial, and York Federal does not own equity securities or any equity interest in any other business enterprise except as described in the Public Offering Prospectus; each of the subsidiaries has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization with the authority to conduct its business and own its property as described in the Registration Statement and the Public Offering Prospectus; all of the outstanding stock of each subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; all such stock is owned directly by Harris Financial, Inc., the Bank, York Financial or York Federal, as the case may be, free and clear of all liens, encumbrances, claims or other restrictions; and each of the subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification, unless the failure to be so qualified would not have a material adverse effect on the operations of the combined institution, taken as a whole. The activities of the Harris subsidiaries are permitted to subsidiaries of Pennsylvania-chartered and federally chartered savings banks, and the activities of the York subsidiaries are permitted to subsidiaries of federally chartered savings banks, in each case by the rules, regulations, policies and practices of the Pennsylvania Department of Banking (in the case of the Harris subsidiaries), the OTS (in the case of both the Harris and the York subsidiaries), and any other state or federal authority having jurisdiction over such matters.

                    q. The deposit accounts of the Bank and York Federal are, and following the Closing Time of the Reorganization the deposit accounts of the Bank will be, insured by the Savings Association Insurance Fund (the "SAIF"), as administered by the FDIC, up to the maximum amounts allowed by law. Upon consummation of the Conversion, the liquidation account for the benefit of Eligible Account Holders and Supplemental Eligible Account Holders ("Liquidation Account") will be duly established in accordance with the requirements of the Conversion Regulations.

                    r. Upon consummation of the Reorganization, the authorized equity capital of the Company will consist of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, and the issued and outstanding equity capital of the Company will be consistent with that set forth in the Public Offering Prospectus under the caption "Historical and Pro Forma Capitalization"; no shares of Common Stock, or securities exercisable into or exchangeable for Common Stock, will have been issued prior to the Closing Time (other than ____ shares held by the Bank, which shares will be cancelled upon consummation of the Conversion); the Shares will have been duly and validly authorized for issuance and, when issued and delivered by the Company to the Underwriters pursuant to this Agreement against payment of the consideration set forth herein, will be duly and validly issued and fully paid and nonassessable, the issuance of the Shares is not subject to any preemptive rights; and the terms and provisions of the Common Stock will conform in all material respects to the description thereof contained in the Public Offering Prospectus. Upon the issuance of the Shares, good title to the Shares will be transferred from the Company to the Underwriters against payment therefor, subject to such claims as may be asserted against the Underwriters by third-party claimants.

                    s. As of the date hereof and as of the Closing Time and the Option Closing Time, as the case may be, none of the Harris Parties, York Financial, York Federal, or any subsidiary is or will be in violation of its charter or By- Laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, lease, loan agreement, indenture or other instrument to which it is a party or by which it or any of its property may be bound; the consummation of the Reorganization, the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated have been duly and validly authorized by all necessary corporate action on the part of the Harris Parties, and this Agreement has been validly executed and delivered by the Harris Parties and is the valid, legal and binding obligation of the Harris Parties, enforceable in accordance with its terms, except to the extent that rights to indemnity hereunder may be limited under applicable law and subject to bankruptcy, insolvency, reorganization or other laws related to or affecting the enforcement of creditors' rights generally and equitable principles limiting the right to obtain specific enforcement or similar equitable relief. The execution and delivery of this Agreement, the fulfillment of the terms herein set forth and the consummation of the transactions herein contemplated will not (i) conflict with or constitute a breach of, or default (or an event which, with notice or lapse of time, or both, would constitute a default) under, the charter or By-Laws of the Harris Parties, York Financial, York Federal, or any subsidiary, or any material contract, lease or other instrument to which the Harris Parties, York Financial, York Federal, or any subsidiary is a party or in which the Harris Parties, York Financial, York Federal, or any subsidiary has a beneficial interest, or any applicable law, rule, regulation or order; (ii) violate any authorization, approval, judgment, decree, order, statute, rule or regulation applicable to the Harris Parties, York Financial, York Federal, or any subsidiary; or (iii) result in the creation of any lien, charge or encumbrance upon any property of the Harris Parties, York Financial, York Federal, or any subsidiary.

                    t. The Harris Parties have all such power, authority, authorizations, approvals and orders as may be required to enter into this Agreement and to carry out the provisions and conditions hereof, and the Company has all such power, authority, authorizations and orders as may be required to issue and sell the Shares as provided in the Plan and described in the Public Offering Prospectus, subject to the approval of the applicable regulatory authorities and the satisfaction of any conditions of such approval.

                    u. The Harris Parties, York Financial, York Federal, and their respective subsidiaries have good and marketable title to all properties and assets which are material to the business of the combined institution taken as a whole, including those properties and assets described in the Public Offering Prospectus as owned by them, free and clear of all liens, except such liens as are described in the Public Offering Prospectus or are not materially significant or important in relation to the business of the combined institution and its subsidiaries on a consolidated basis; and all leases and subleases which are material to the business of the combined institution taken as a whole under which the Harris Parties, York Financial, York Federal, or any subsidiary holds properties, including those leases and subleases described in the Public Offering Prospectus, are in full force and effect.

                    v. As of the date hereof and as of the Closing Time and the Effective Date and the Option Closing Time, as the case may be, the Harris Parties, York Financial, and York Federal, are not and will not be in violation of any directive from the Commission, the OTS, the FDIC, the Board of Governors of the Federal Reserve System ("FRB"), the Pennsylvania Department of Banking or any other agency to make any material change in the method of conducting their respective businesses so as to comply in all material respects with all applicable statutes and regulations (including, without limitation, regulations, decisions, directives and orders of such governmental agencies), and no suit or proceeding, charge, investigation or action before or by any court, regulatory authority or governmental agency or body is or will be pending or, to the knowledge of the Harris Parties, threatened, which might materially and adversely affect the Conversion or the Merger, the performance of this Agreement or the consummation of the transactions contemplated in the Plan and as described in the Public Offering Prospectus, or which might result in any material adverse change in the financial condition, net income, capital, properties, affairs or prospects of the combined institution taken as a whole, or which would materially affect its respective properties and assets.

          w. The Harris Parties have received an opinion of their counsel, Luse Lehman Gorman Pomerenk & Schick, Washington, D.C., with respect to the federal income tax consequences of the Reorganization, and an opinion of Luse Lehman Gorman Pomerenk & Schick, Washington, D.C., with respect to the Pennsylvania state income tax consequences of the Reorganization; the federal tax opinion of Luse Lehman Gorman Pomerenk & Schick, Washington, D.C., is accurately summarized in the Conversion Application and the Public Offering Prospectus. The facts and representations upon which such opinions are based are truthful, accurate and complete, and no Harris Party will take any action inconsistent therewith.

          x. No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default, on the part of any Harris Party or any subsidiary in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, note, bank loan or credit agreement or any other instrument or agreement to which any Harris Party or subsidiary thereof is a party or by which any of them or any of their respective property is bound or affected which, in any such case, is material to the Harris Parties and their subsidiaries taken as a whole; such agreements are in full force and effect and no other party to any such agreement has instituted or, to the knowledge of the Harris Parties, threatened any action or proceeding wherein the Harris Parties or any subsidiary would or might be alleged to be in default thereunder. No default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, on the part of York Financial, York Federal or any subsidiary in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, note, bank loan or credit agreement or any other instrument or agreement to which York Financial, York Federal or any subsidiary is a party or by which any of them or any of their respective property is bound or affected which, in any such case, is material to York Financial, York Federal and its subsidiaries, taken as a whole; such agreements are in full force and effect and no other party to any such agreement has instituted or, to the knowledge of York Financial or York Federal, threatened any action or proceeding wherein York Financial, York Federal or any subsidiary would or might be alleged to be in default thereunder.

          y. Subsequent to the date the Registration Statement is declared effective by the Commission and prior to the Closing Time, except as otherwise may be indicated or contemplated therein, none of the Harris Parties or any subsidiary has or will have: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except borrowings from the same or similar sources indicated in the Public Offering Prospectus in the ordinary course of its business, or (ii) entered into any transaction which is material in light of the business and properties of the Harris Parties taken as a whole. Subsequent to the date the Registration Statement is declared effective by the Commission and prior to the Closing Time, except as otherwise may be indicated or contemplated therein, none of York Financial, York Federal or any subsidiary has or will have: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except borrowings from the same or similar sources indicated in the Public Offering Prospectus in the ordinary course of its business, or (ii) entered into any transaction which is material in light of the business and properties of York Financial and York Federal taken as a whole. For purposes of this Section 4(A)(y), obligations for borrowed money do not include deposits.

          z. The Harris Parties, York Financial, York Federal and their subsidiaries have filed all federal, state and local tax returns required to be filed and have made timely payment of all taxes due and payable in respect of such returns and no deficiency has been asserted with respect thereto by any taxing authority.

          aa. Except as disclosed in the Public Offering Prospectus with respect to the ESOP, none of the Harris Parties, York Financial, York Federal or any subsidiary has made any payment of funds of the Harris Parties, York Financial, York Federal or any subsidiary as a loan for the purchase of the Shares or made any other payment of funds prohibited by law, and no funds have been set aside to be used for any payment prohibited by law.

          bb. Prior to the Conversion, (x) the Bank had authorized capital stock consisting of ________ shares of common stock, ________ of which were outstanding, and _________ shares of preferred stock, none of which were outstanding, (y) Harris Financial, Inc. had authorized capital stock consisting of 100,000,000 shares of common stock, ________ of which were publicly held and ______ of which were held by the MHC, and 10,000,000 shares of preferred stock, none of which were outstanding and (a) the MHC was not authorized to issue capital stock. None of the Harris Parties has: (i) other than as described in the Public Offering Prospectus issued any securities within the last 18 months (except for notes to evidence other bank loans and reverse repurchase agreements); (ii) had any material dealings within the 12 months prior to the date hereof with any member of the NASD, or any person related to or associated with such member, other than discussions and meetings relating to the Offering and the Merger and routine purchases and sales of securities for or from its portfolio; (iii) entered into a financial or management consulting agreement relating to the sale of stock, except as contemplated hereunder and in connection with the Merger; or (iv) engaged any intermediary between the Underwriters and any Harris Party in connection with any offering of shares of its capital stock, and no person is being compensated in any manner for such service.

          cc. Neither the Harris Parties, York Financial, or York Federal is required to be registered under the Investment Company Act of 1940, as amended.

          dd. To the knowledge of the Harris Parties, the Company has taken all necessary action to make such filings and/or to qualify or register the Shares for offer and sale in the Conversion and the Merger under the securities or Blue Sky laws of all jurisdictions wherein such Shares will be offered which require such filings and/or qualification or registration.

          ee. All Sales Information used by the Company in connection with the Offering that is required by the Conversion Regulations to be filed has been filed with and approved by the applicable regulatory authority.

          ff. Except for information provided in writing to the Harris Parties by the Underwriters for use in the Public Offering Prospectus, the Company and the Bank have not relied upon the Underwriters or its legal or other advisors for any legal, tax or accounting advice in connection with the Conversion.

          gg. To the knowledge of the Harris Parties on the one hand and to the knowledge of York Financial and York Federal on the other hand, each of the Harris Parties, York Financial, York Federal and their respective subsidiaries is in compliance with all laws, rules and regulations relating to environmental protection, except where such failure would not have a material adverse effect on the financial condition of the combined institution taken as a whole, and none of the Harris Parties, York Financial, York Federal or any subsidiary has been notified or is otherwise aware that any of them is potentially liable, or is considered potentially liable, under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any similar state law. No actions, suits, regulatory investigations or other proceedings are pending, or, to the knowledge of the Harris Parties, threatened against any Harris Party, York Financial, York Federal or any subsidiary relating to environmental protection, nor does any Harris Party have any reason to believe any such proceedings may be brought against any of such entities. To the knowledge of the Harris Parties on the one hand and to the knowledge of York Financial and York Federal, on the other hand, no disposal, release or discharge of hazardous or toxic substances, pollutants or contaminants, including petroleum and gas products, as any of such terms may be defined under federal, state or local law, has occurred on, in, at or about any of the facilities or properties owned, operated or leased by, or pledged to, any Harris Party, York Financial, York Federal or any subsidiary, except such disposal, release or discharge which would not have a material adverse effect on the combined institution taken as a whole.

          hh. No labor dispute with the employees of any Harris Party, York Financial, York Federal or any subsidiary exists or, to the knowledge of the Harris Parties, is imminent.

          ii. All of the loans represented as assets on the most recent financial statements or selected financial information of Harris Financial, Inc. and York Financial included in the Public Offering Prospectus meet or are exempt from all requirements of federal, state and local law pertaining to lending, including, without limitation, truth in lending (including the requirements of Regulation Z and 12 C.F.R. Part 226), real estate settlement procedures, consumer credit protection, equal credit opportunity and all disclosure laws applicable to such loans, except for violations which, if asserted, would not result in a material adverse effect on the financial condition, results of operations or business of the combined institution taken as a whole.

          jj. Any certificate signed by an officer of any Harris Party and delivered to the Underwriters or their counsel that refers to this Agreement shall be deemed to be a representation and warranty by such Harris Party to the Underwriters as to the matters covered thereby with the same effect as if such representation and warranty were set forth herein.

          kk. Each person who is an officer or director of Harris Financial and who will be an officer or director of the Company following the Reorganization has agreed to sign an agreement substantially in the form attached hereto as Exhibit B (the "Lock-up Agreements"). The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the Lock-up Agreements presently in effect or effected hereby. The Company hereby represents and warrants that it will not release any of its officers, directors or other stockholders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of the Representatives.

     B.   Representations and Warranties of the Representatives. Each
          -----------------------------------------------------
Representative represents and warrants to the Harris Parties as follows:

          a. Such Representative is registered as a broker-dealer with the Commission and is a member of the NASD.

          b. Such Representative is validly existing and in good standing as a corporation under the laws of its state of incorporation with the corporate power and authority to provide the services to be furnished to the Company hereunder.

          c. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated have been duly and validly authorized by all necessary corporate action on the part of such Representative, and this Agreement is a legal, valid and binding obligation of such Representative, enforceable in accordance with its terms, except to the extent that rights to indemnity hereunder may be limited under applicable law and subject to bankruptcy, insolvency, reorganization or other laws related to or affecting the enforcement of creditors' rights generally and equitable principles limiting the right to obtain specific enforcement or similar equitable relief.

          d. Such Representative and, to such Representative's knowledge, its employees, agents and representatives who shall perform any of the services required hereunder to be performed by the Underwriters shall be duly authorized and shall have all licenses, approvals and permits necessary to perform such services.

          e. The execution and delivery of this Agreement by such Representative, the fulfillment of the terms set forth herein and the consummation of the transactions herein contemplated shall not violate or conflict with the corporate charter or By-Laws of such Representative or violate, conflict with or constitute a breach of, or default (or an event which, with notice or lapse of time, or both, would constitute a default) under, any material agreement, indenture or other instrument by which such Representative is bound or under any governmental license or permit or any law, administrative regulation, authorization, approval or order or court decree, injunction or order applicable to it.

          f. Any funds received by such Representative to purchase Shares will be handled in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934 (the "1934 Act"), if applicable.

          g. There is not now pending or, to such Representative's knowledge, threatened against such Representative any material action or proceeding before the Commission, the NASD, any state securities commission or any state or federal court concerning such Representative's activities as a broker-dealer.

     SECTION 5. Additional Covenants of the Harris Parties. The Harris Parties
                ------------------------------------------
hereby jointly and severally covenant with the Underwriters as follows:

          a. The Harris Parties will not file any amendment or supplement to the Registration Statement or any Reorganization Application without notifying the Representatives of its intention to do so and providing the Representatives and counsel to the Underwriters an opportunity to review such amendment or supplement, nor will any Harris Party file any such amendment or supplement to which the Representatives or counsel to the Underwriters shall reasonably object.

          b. The Harris Parties will use their best efforts to cause each Reorganization Application not heretofore approved to be approved by the applicable regulatory authority and will promptly upon receipt of any information concerning the events listed below notify the Representatives: (i) of the approval of any Reorganization Application not heretofore approved; (ii) of the receipt of any comments from the OTS or any other governmental entity with respect to the Charter Conversion, the Conversion, the Merger or the transactions contemplated by this Agreement; (iii) of the request by the OTS or any other governmental entity for any amendment or supplement to the Registration Statement, the Public Offering Prospectus or any Reorganization Application or for additional information; (iv) of the issuance by the Commission, the OTS or any other governmental entity of any order or other action suspending the Charter Conversion, the Conversion or the Merger or the use of the Registration Statement or the Public Offering Prospectus or any other filing of the Company and the Bank under the Reorganization Regulations, the 1933 Act, 1933 Act Regulations or other applicable law, or the threat of any such action; (v) of the issuance by the Commission, the OTS or any other state governmental authority of any stop order suspending the effectiveness of the Registration Statement or any Reorganization Application or of the initiation or threat of any proceedings for such purpose; or (vi) of the occurrence of any event mentioned in paragraph (f) below. The Harris Parties will make every reasonable effort to prevent the issuance by the Commission, the OTS or any other governmental authority of any such order and, if any such order shall at any time be issued, to obtain the lifting thereof at the earliest possible time. The Harris Parties will provide copies of the foregoing comments, requests and orders to the Representatives upon receipt of such items.

          c. The Harris Parties will deliver to the Representatives and to counsel to the Underwriters two conformed copies of each of the following documents, with all exhibits: each Reorganization Application as originally filed and each amendment or supplement thereto and the Registration Statement as originally filed and each amendment thereto. In addition, the Harris Parties will also deliver to the Representatives such number of copies of the closing documents with respect to the Conversion and the Offering as the Representatives may reasonably request.

          d. The Harris Parties will furnish to each Underwriter, from time to time during the period when the Public Offering Prospectus is required to be delivered under federal or state securities laws or regulations or the applicable rules and regulations of any other governmental entity, such number of copies of the Public Offering Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by such federal or state securities laws or regulations or the applicable rules and regulations of any other governmental entity. The Company authorizes the Underwriters to use the Public Offering Prospectus (as amended or supplemented) for any lawful manner in connection with the sale of the Shares.

          e. The Harris Parties will comply with any and all terms, conditions, requirements and provisions with respect to the Reorganization and the transactions contemplated thereby imposed by the Commission, the OTS, any state regulatory or Blue Sky authority or any other governmental entity, including the terms, conditions, requirements and provisions contained in the Reorganization Regulations, the 1933 Act, the 1933 Act Regulations, the 1934 Act and the rules and regulations of the Commission promulgated under the 1934 Act (the "1934 Act Regulations").

          f. If, at any time during the period when the Public Offering Prospectus is required to be delivered, any event relating to or affecting any Harris Party shall occur, as a result of which it is necessary or appropriate, in the opinion of counsel for the Harris Parties, to amend or supplement the Registration Statement or the Public Offering Prospectus in order to make the Registration Statement or Public Offering Prospectus not misleading in light of the circumstances existing at the time it is delivered to a purchaser, the Harris Parties will, at their expense, forthwith prepare, file with the Commission and furnish to the Underwriters a reasonable number of copies of an amendment or amendments of, or a supplement or supplements to, the Registration Statement or Public Offering Prospectus (in form and substance reasonably satisfactory to the Representatives and counsel to the Underwriters after a reasonable time for review) which will amend or supplement the Registration Statement or Public Offering Prospectus so that as amended or supplemented it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time the Public Offering Prospectus is delivered to a purchaser, not misleading.

          g. The Harris Parties will take all necessary actions, in cooperation with the Representatives, and furnish to whomever the Representatives may direct such information as may be required to qualify or register the Shares for the Offering and sale by the Company under the applicable securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably designate; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify to do business in any jurisdiction in which it is not otherwise required to be so qualified. In each jurisdiction where any of the Shares shall have been so qualified or registered, the Company will make and file such statements and reports as are or may be required by the laws of such jurisdiction.

          h. The Company will not sell or issue, contract to sell or otherwise dispose of, for a period of 180 days after the Closing Time, without the prior written consent of the Representatives, any shares of, or any securities convertible into or exercisable for shares of, Common Stock other than in connection with the Merger or any other plan or arrangement described in the Public Offering Prospectus.

          i. During the period in which the Company's Common Stock is registered under the 1934 Act, the Company will furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a consolidated balance sheet and consolidated statements of income, stockholders' equity and cash flows of the Company and the Bank as at the end of and for such year, certified by independent public accountants in accordance with Regulation S-X under the 1934 Act) and make available as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the first fiscal quarter ending after the Closing Time) financial information of the Company and the Bank for such quarter in reasonable detail.

          j. During the period of three years from the date hereof, the Company will furnish to the Representatives: (i) promptly after it becomes available, a copy of each report of the Company furnished generally to stockholders of the Company or furnished to or filed with the Commission under the 1934 Act or any national securities exchange or system on which any class of securities of the Company is listed or quoted (including, but not limited to, reports of Forms 10-K, 10-Q and 8-K and all proxy statements and annual reports to stockholders), a copy of each other report of the Company mailed to its stockholders or filed with the Commission or any other supervisory or regulatory authority or any national securities exchange or system on which any class of securities of the Company is listed or quoted and each press release and material news item and article released by the Company or the Bank, and (ii) from time to time, such other public information concerning the Company and the Bank as the Underwriters may reasonably request.

          k. The Company and the Bank will use the net proceeds from the sale of the Shares substantially in the manner set forth in the Public Offering Prospectus under the caption "Use of Proceeds."

          l. Other than as permitted by the Reorganization Regulations, the HOLA, the 1933 Act, the 1933 Act Regulations and the laws of any jurisdiction in which the Shares are qualified for sale, neither the Company nor the Bank will distribute any Public Offering Prospectus or other Sales Information in connection with the offer and sale of the Shares.

          m. The Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date (as defined in such Rule 158) of the Registration Statement.

          n. The Company will register the Common Stock under Section 12(g) of the 1934 Act effective on or prior to the Closing Time.

          o. The Company will use its best efforts to obtain approval for, effective on or prior to the Closing Time, and maintain quotation of the Common Stock on the Nasdaq National Market System.

          p. The Harris Parties will maintain appropriate arrangements for depositing all funds received from persons delivering orders to purchase Shares in the Subscription and Community Offerings on an interest-bearing basis at the rate described in the Public Offering Prospectus until the Closing Time or until the Offering is terminated in accordance with the Plan and as described in the Public Offering Prospectus. The Harris Parties will maintain such records of all funds received to permit the funds of each subscriber to be separately insured by the SAIF and to enable the Company to make appropriate refunds of such funds in the event that such refunds are required to be made in accordance with the Plan and as described in the Public Offering Prospectus.

          q. The Harris Parties will take such actions and furnish such information as are reasonably requested by the Representatives in order for the Representatives to ensure compliance with

Article III, Section 1, of the NASD's Rules of Fair Practice and the NASD's "Interpretation to Free Riding and Withholding."

          r. The Harris Parties will conduct their respective businesses in compliance in all material respects with all applicable federal and state laws, rules, regulations, decisions, directives and orders including, all decisions, directives and orders of the OTS.

          s. The Harris Parties will not amend the Plan without the Representatives' prior written consent in any manner that, in the opinion of the Representatives, would affect the sale of the Shares or the terms of this Agreement, which approval shall not be unreasonably withheld.

          t. The Harris Parties will use all reasonable efforts to comply with, or cause to be complied with, the conditions precedent to the several obligations of the Underwriters specified in Section 9 hereof.

          u. Prior to the Closing Time, the Harris Parties shall have received approval of each Reorganization Application required to consummate the Merger, and all applicable waiting periods shall have expired.

     SECTION 6. Payment of Expenses.  Whether or not the Conversion is completed
                -------------------
or the sale of the Shares by the Company is consummated, the Harris Parties jointly and severally agree to pay all expenses incident to the performance of the obligations of any Harris Party under this Agreement, including the following: (i) the preparation, printing, issuance and delivery of the certificates evidencing the Shares and the printing and delivery of all other documents applicable to the Conversion and the Merger; (ii) the fees and disbursements of the Harris Parties' counsel, accountants and other advisors;
(iii) the qualification of the Shares under all applicable securities or Blue Sky laws, including filing fees and the reasonable fees and disbursements of counsel in connection therewith and in connection with the preparation of a Blue Sky Survey concerning such jurisdictions as the Representatives may reasonably designate; (iv) the printing and delivery to the Underwriters in such quantities as the Underwriters shall reasonably request of copies of the Registration Statement, the preliminary prospectus, the Public Offering Prospectus and the Reorganization Applications as originally filed and as amended or supplemented and all other documents in connection with the Conversion and this Agreement;
(v) the filing fees incurred in connection with the review of the Registration Statement, the Reorganization Applications and any other application, form or filing by the Commission and the OTS; (vi) the filing fees and the fees and disbursements of counsel incurred in connection with the review of the Offering by the NASD; (vii) the fees for listing the Shares on the Nasdaq National Market System; (viii) the fees and expenses relating to the Independent Valuation; (ix) the fees and expenses relating to advertising expenses, investor meeting expenses and other miscellaneous expenses relating to the marketing by the Underwriters of the Shares; and (x) the fees and charges of any transfer agent, registrar or other agent. In the event that the Representatives incur any such expenses on behalf of the Harris Parties, the Harris Parties will pay or reimburse the Representatives for such expenses regardless of whether the Conversion is successfully completed, and such reimbursements will not be included in the expense limitations set forth in the following paragraph. The Representatives will not incur any single expense of more than $2,000 pursuant to this paragraph without the prior approval of the Company or the Bank.

          In addition, the Harris Parties will reimburse the Underwriters for all reasonable out-of- pocket expenses, including legal fees and expenses of Underwriters' counsel, incurred by the Underwriters in connection with the services provided by the Underwriters to the Harris Parties pursuant to this Agreement. Such legal fees shall not exceed $50,000 (excluding the out-of-pocket expenses of counsel and any Blue Sky fees and expenses). The Representatives will provide a detailed accounting of the out-of-pocket expenses referred to in this paragraph, which will be paid by the Company and/or the Bank on the Closing Time. The parties hereto acknowledge that the expense limitations set forth in this paragraph may be exceeded in the event of a material delay in the Offering that requires an update of financial information contained in the Registration Statement.

     SECTION 7. Indemnification and Contribution.
                --------------------------------

          a. The Harris Parties agree to indemnify and hold harmless the Underwriters, their officers, directors, employees, agents, and counsel, and each person, if any, who controls the Underwriters within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any loss, liability, claim, damage, and expense whatsoever (which shall include, but not be limited to amounts incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim or investigation whatsoever and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, contained in
(A) any preliminary prospectus, the Registration Statement, or the Public Offering Prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto or in any document incorporated by reference therein or required to be delivered with any preliminary prospectus or the Public Offering Prospectus or (B) in any application or other document or communication (collectively called a "Blue Sky Application") executed by or on behalf of the Harris Parties or based upon written information furnished by or on behalf of the Harris Parties filed in any jurisdiction in order to qualify the securities being sold under the "blue sky" or securities laws thereof or filed with the Commission of any securities exchange or (C) in any application or other document, advertisement or communication prepared, made or executed by or on behalf of any Harris Party or based upon written information or statements furnished or made by any Harris Party or its representatives (including counsel) whether or not filed in any jurisdiction in order to register or qualify any or all of the Shares under the securities law thereof (the "Sales Information"); unless such statement or omission was made in reliance upon and in conformity with written information concerning the Underwriters, this Agreement or the compensation of the Underwriters furnished to the Company by or on behalf of the Underwriters expressly for inclusion in any preliminary prospectus, the Registration Statement, or the Public Offering Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application or Sales Information, as the case may be, or (ii) any breach of any representation, warranty, covenant, or agreement of the Harris Parties contained in this Agreement. For purposes of this section, the term "expense" shall include, but not be limited to, counsel fees and costs, court costs, out-of-pocket costs and compensation for the time spent by the Underwriters' directors, officers, employees and counsel according to his or her normal hourly billing rates. The indemnification provisions shall also extend to all affiliates of the Underwriters, their respective directors, officers, employees, legal counsel, agents and controlling persons within the meaning of the federal securities laws. The foregoing agreement to indemnify shall be in addition to any liability the Harris Parties may otherwise have to the Underwriters or the persons entitled to the benefit of these indemnification provisions.

          b. Each Underwriter will severally, and not jointly, agree to indemnify and hold harmless the Company, its directors, officers who signed the registration statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) above, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the registration statement (or any amendment thereto) or any preliminary prospectus or the Public Offering Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information about the Representatives, the underwriting agreement, or the compensation of the Underwriters, furnished to the Company by the Representatives or by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Public Offering Prospectus (or any amendment or supplement thereto).

          c. An indemnified party shall give prompt notice to the indemnifying party if any action, suit, proceeding or investigation is commenced in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve the indemnifying party from its obligations to indemnify hereunder. If it so elects within a reasonable time after receipt of such notice, an indemnifying party may assume the defense of such action, including the employment of counsel satisfactory to the indemnified parties) and payment of all expenses of the indemnified party in connection with such action. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have promptly employed counsel satisfactory to such indemnified party or parties or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to one or more of the indemnifying parties, in any of which events such fees and expenses shall be borne by the indemnifying party and the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. The Harris Parties shall be liable for any settlement of any claim against the Underwriters (or their directors, officers, employees, affiliates or controlling persons), made with the Harris Parties' written consent, which consent shall not be unreasonably withheld. The Harris Parties shall not, without the written consent of the Representatives, settle or compromise any claim against it based upon circumstances giving rise to an indemnification claim against the Harris Parties hereunder unless such settlement or compromise provides that the Underwriters and the other indemnified parties shall be unconditionally and irrevocably released from all liability in respect of such claim.

          d. In order to provide for just and equitable contribution, if a claim for indemnification pursuant to these indemnification provisions is made but it is found in a final judgment by a court that such indemnification may not be enforced in such case, even though the express provisions hereof provide for indemnification in such case, then the Harris Parties, on the one hand, and the Underwriters, on the other hand, shall contribute to the amount paid or payable by such indemnified persons as a result of such loss, liability, claim, damage and expense in such proportion as is appropriate to reflect the relative benefits received by the Harris Parties, on the one hand, and the Underwriters, on the other hand, from the Underwriting, and also the relative fault of the Harris Parties, on the one hand, and the Underwriters, on the other hand, in connection with the statements, acts or omissions which resulted in such loss, liability claim, damage and expense, and any other relevant equitable considerations shall also be considered. No person found liable for a fraudulent misrepresentation or omission shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation or omission. Notwithstanding the foregoing, the Underwriters shall not be obligated to contribute any amount hereunder that exceeds the amount of the underwriting discount retained by them.

          e. The indemnity and contribution agreements contained herein are in addition to any liability which the Harris Parties may otherwise have to the Underwriters.

          f. Neither termination nor completion of the engagement of the Underwriters nor any investigation made by or on behalf of the Underwriters shall affect the indemnification, obligations of the Harris Parties or the Underwriters hereunder, which shall remain and continue to be operative and in full force and effect.

     SECTION 8. Default of One or More of the Several Underwriters.  If, at the
                --------------------------------------------------
Closing Time or on the Option Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Initial Shares set forth opposite their respective names on Schedule I bears to the aggregate number of Initial Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, at the Closing Time or on the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs exceeds 10% of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 6 and 7 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the Closing Time or the Option Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Public Offering Prospectus or any other documents or arrangements may be effected.

          As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this Section
8. Any action taken under this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     SECTION 9. Conditions of the Underwriters' Obligations. The obligations of
                -------------------------------------------
the Underwriters hereunder as to the Shares to be delivered at the Closing Time and the Option Closing Time, as the case may be, are subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Harris Parties herein are, at and as of the commencement of the Public Offering and at and as of the Closing Time and the Option Closing Time, as the case may be, true and correct in all material respects, the condition that the Harris Parties shall have performed in all material respects all of their respective obligations hereunder to be performed on or before such dates and to the following conditions:

          a. The Post-Effective Amendment shall have been declared effective by the Commission [and the OTS] not later than 5:30 p.m. on the date of this Agreement, or with the consent of the Representatives at a later time and date; and at the Closing Time and the Option Closing Time, as the case may be, no stop order suspending the effectiveness of the Post-Effective Amendment or the consummation of the Conversion shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission or any state securities or Blue Sky authority, and no order or other action suspending the effectiveness of the Public Offering Prospectus or the consummation of the Conversion shall have been issued or proceedings therefore initiated or threatened by the OTS.

          b.   At the Closing Time, the Representatives shall have received:

                    (i) The favorable opinion, dated as of the Closing Time addressed to the Representatives and for the Underwriters and their counsel's benefit, of Luse Lehman Gorman Pomerenk & Schick, Washington, D.C., ("Luse Lehman"), as to issues of federal and

Pennsylvania law set forth below. The opinion of Luse Lehman shall be in form and substance to the effect that:

                    (1) Prior to the Charter Conversions, Harris Financial was duly incorporated and validly existing as a corporation under the laws of Pennsylvania, the Bank was duly organized and validly existing under the laws of Pennsylvania as a savings bank in the capital stock form of organization, and the MHC was duly organized and validly existing under the laws of Pennsylvania as a mutual holding company; and each had the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Public Offering Prospectus.

                    (2) Following the Charter Conversions and prior to the consummation of the Reorganization, Harris Financial was duly incorporated and validly existing as federally chartered holding company in stock form, and the MHC was duly incorporated and validly existing as a federally chartered mutual holding company, and each had the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Public Offering Prospectus.

                    (3) Following the Charter Conversions, the Bank was duly organized and validly existing as a federal savings bank in the capital stock form of organization and upon the Reorganization will continue as such, with the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Public Offering Prospectus.

                    (4) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Pennsylvania, and has the corporate power and authority to own, lease and operate the properties and to conduct the business of Harris Financial as described in the Registration Statement and Public Offering Prospectus. Each of the Harris subsidiaries has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, and each has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Public Offering Prospectus.

                    (5) Each of the Harris Parties and their subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is and, following consummation of the Reorganization, will be required, unless the failure to be so qualified in one or more of such jurisdictions would not have a material adverse effect on the financial condition or the business, operations, net income or prospects of the Harris Parties taken as a whole.

                    (6) All of the outstanding capital stock of the Bank is duly authorized and validly issued, fully paid and non-assessable and, upon consummation of the Reorganization, will be owned by the Company, free and clear of any liens, encumbrances, claims or other restrictions.

                    (7) The activities of each subsidiary of Harris Financial, the MHC and the Bank as described in the Registration Statement and Public Offering Prospectus are permitted (i) to subsidiaries of a Pennsylvania chartered savings bank and a bank holding company by the rules, regulations, policies and practices of the Pennsylvania Department of Banking, the FDIC, the Fed and any other federal or state authority having jurisdiction over such matters, and (ii) to subsidiaries of a federally-chartered savings bank and savings and loan holding company by the rules, regulations, policies and practices of the OTS and any other federal or state authority having jurisdiction over such matters. All of the outstanding stock of each subsidiary of Harris Financial, the MHC and the Bank has been duly authorized and validly issued and is fully paid and nonassessable; and upon consummation of the Reorganization all such stock will be owned of record and beneficially by the Bank, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                    (8) Upon consummation of the Reorganization, the authorized equity capital of the Company will consist of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, and the issued and outstanding equity capital of the Company will be consistent with that set forth in the Registration Statement and the Public Offering Prospectus under the caption "Historical and Pro Forma Capitalization"; no shares of the Company's common stock, or securities exercisable into or exchangeable for common stock, will have been issued prior to the Closing Time (other than ____ shares held by the Bank, which shares will be cancelled upon consummation of the Conversion); at the time of the Conversion the Shares will have been duly and validly authorized for issuance, and when issued and delivered by the Company pursuant to the Plan, will be duly authorized and validly issued and fully paid and nonassessable; the issuance of the Shares is not subject to any preemptive rights. Upon the issuance of the Shares, against payment therefor in accordance with the Public Offering Prospectus, the purchasers will have full legal title to the shares, subject to such claims as may be asserted against the purchasers thereof by third-party claimants.

                    (9) Each Reorganization Application has been approved by the applicable regulatory authority pursuant to the Reorganization Regulations and the Public Offering Prospectus has been authorized for use by the OTS, and, to such counsel's knowledge, no action has been taken or is pending or threatened to revoke any such authorization or approval.

                    (10) Each Reorganization Application, as amended or supplemented, if amended or supplemented, as filed with the applicable regulatory authority complied as to form in all material respects with the requirements of the Reorganization Regulations.

                    (11) The OTS's approval of the Plan remains in full force and effect; the Harris Parties have conducted the Reorganization in all material respects in accordance with the requirements of the Reorganization Regulations, federal law, all other applicable regulations, decisions and orders and the Plan, including all material applicable terms, conditions, requirements and conditions precedent to the Reorganization imposed by the OTS; no order has been issued by the OTS to suspend the Charter Conversion, the Conversion or the Merger and no action for such purpose has been instituted or, to such counsel's knowledge, threatened by the OTS; and, to such counsel's knowledge, no person has sought to obtain review of the final action of the OTS in approving any Reorganization Application or the Plan.

                    (12) This Agreement has been duly authorized, executed and delivered by the MHC, Harris Financial, the Company and the Bank and is the legal, valid and binding agreement of the MHC, Harris Financial, the Company and the Bank, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership and other laws of general applicability relating to or affecting creditors' rights or the rights of creditors of depository institutions the deposits of which are insured by the BIF, to general principles of equity (whether considered in an action at law or in equity) and to the extent that rights to indemnity and contribution thereunder may be limited under applicable laws or under considerations of public policy.

                    (13) The Registration Statement is effective under the 1933 Act and no stop order suspending effectiveness has been issued under the 1933 Act and, to such counsel's knowledge, no proceedings therefor have been initiated or threatened by the Commission or any state securities or Blue Sky authority.

                    (14) All conditions imposed by the OTS in connection with its approvals of the Reorganization Applications have been satisfied, and no further approval, authorization, consent or other order of any federal or state board or body is required in connection with the execution and delivery of this Agreement, the issuance of the Shares and the consummation of the Reorganization, except as may be required under the securities or Blue Sky laws of various jurisdictions.

                    (15) At the time the Registration Statement became effective, (i) the Registration Statement (as amended or supplemented, if so amended or supplemented) (other than the financial statements, stock valuation information and other financial and statistical data included therein, as to which no opinion need be rendered), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and (ii) the Public Offering Prospectus (other than the financial statements, stock valuation information and other financial and statistical data included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the Conversion Regulations.

                    (16) The information in the Registration Statement and Public Offering Prospectus under the captions "Regulation," "Restrictions on Acquisition of New Harris Financial" and "Description of Capital Stock of New Harris Financial," to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

                    (17) The terms and provisions of the Common Stock conform in all material respects to the description thereof contained in the Public Offering Prospectus, and the form of certificate used to evidence the Shares is in due and proper form.

                    (18) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against any Harris Party or any subsidiary which are required to be disclosed in the Registration Statement and Public Offering Prospectus other than those disclosed therein, and all pending legal and governmental proceedings to which any Harris Party or any subsidiary is the subject which are not disclosed in the Registration Statement, including ordinary routine litigation, are, considered in the aggregate, not material.

                    (19) To such counsel's knowledge, there are no material contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement and Public Offering Prospectus or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto, and the description thereof or references thereto are correct in all material respects.

                    (20) To such counsel's knowledge, Harris Financial, the Bank and the subsidiaries have obtained all material licenses, permits and other governmental authorizations currently required for the conduct of their respective businesses, taken as a whole, as described in the Registration Statement and Public Offering Prospectus; the Company has obtained all material licenses, permits and other governmental authorizations required for the conduct of the business of Harris Financial, taken as a whole, as described in the Registration Statement and Public Offering Prospectus, following consummation of the Reorganization; all such licenses, permits and other governmental authorizations are in full force and effect; and Harris Financial, the Company, the Bank and the subsidiaries are in all material respects complying therewith.

                    (21) The Plan has been duly adopted by the required votes of the Board of Trustees of the MHC, the Boards of Directors of Harris Financial, the Bank and the Company, the stockholders of Harris Financial, the stockholders of the Bank and the members of the MHC.

                    (22) The Company's articles of incorporation and bylaws comply in all material respects with the [General Corporation Law ("GCL")] of the Commonwealth of Pennsylvania. The Company is not in violation of its articles of incorporation or by-laws; the execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein will not result in any violation of the provisions of the articles of incorporation or By-Laws of the Company.

                    (23) The Bank's, the MHC's and Harris Financial's charter and by-laws comply in all material respects with the HOLA and the rules and regulations of the OTS. Neither the Bank, the MHC or Harris Financial is in violation of its charter or by-laws; the execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein will not result in any violation of the provisions of the charter or by-laws of the Bank, the MHC or Harris Financial.

                    (24) To such counsel's knowledge, none of the Harris subsidiaries is in violation of its charter or by-laws; to such counsel's knowledge, the execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein will not result in any violation of the provisions of the charter or by-laws of such subsidiary.

                    (25) To such counsel's knowledge, none of the Harris Parties is in violation of any directive from the OTS to make any material change in the method of conducting its business, and the Harris Parties have conducted and are conducting their respective businesses so as to comply in all material respect with all applicable statutes and regulations (including, without limitation, regulations, decisions, directives and orders of the Pennsylvania Department of Banking, the FDIC, the FRB and the OTS).

                    (26) Neither Harris Financial, the Company nor the Bank is required to be registered as an investment company under the Investment Company Act of 1940.

                    (27) The Harris Parties have the power and authority to consummate the transactions contemplated by the Merger Agreement.

                    (28) The Merger Agreement has been duly authorized, executed and delivered by each of the Harris Parties and constitutes the valid and binding obligation of each of them, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, whether applied in a court of law or a court of equity.

                    (29) To such counsel's knowledge, all corporate acts and other proceedings required to be taken by or on the part of the Harris Parties to consummate the Merger have been properly taken and, as of the closing of the merger of York Federal into the Bank (the "Bank Merger"), all corporate acts and other proceedings required to be taken by or on the part of the Harris Parties to consummate the Bank Merger will have been properly taken; neither the execution and delivery of the Merger Agreement, nor the consummation of the transactions contemplated thereby, with and without the giving of notice or the lapse of time, or both, will violate any provision of the Articles, Charter or Bylaws of any Harris Party.

                    (30) Except as disclosed in such opinion, to such counsel's knowledge, there are no actions, suits, proceedings or investigations (public or private) of any nature pending or threatened that challenge the validity or propriety of the transactions contemplated by the Merger Agreement or which seek or threaten to restrain, enjoin or prohibit or to obtain substantial damages in connection with the consummation of such transactions.

                    (31) All regulatory and governmental approvals and consents which are necessary to be obtained by the Harris Parties and their subsidiaries to permit the execution, delivery and performance of the Merger Agreement have been obtained.

                    (32) All conditions precedent to consummation of the Merger have been satisfied or waived, including but not limited to those referenced in the Merger Agreement, and all statutory waiting periods with respect to all regulatory and governmental approvals of the Merger have expired.

               (ii) The favorable opinion of Breyer & Associates, P.C., counsel to York Financial and York Federal, dated as of the Closing Time and addressed to the Representatives and for the Underwriters and their counsel's benefit, concerning the following matters:

                    (1) York Financial is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, and York Federal is a federally chartered savings bank duly organized in stock form, validly existing and in good standing under the laws of the United States.

                    (2) York Financial and York Federal have the corporate power and authority to carry on their respective businesses as such businesses are described in the Public Offering Prospectus and to consummate the Merger and the Bank Merger, respectively.

                    (3) The Merger Agreement has been duly authorized and approved by the Boards of Directors of York Financial and York Federal, the Merger Agreement and the Merger have been approved by the requisite vote of York Financial's shareholders, the Merger Agreement has been duly executed and delivered by York Financial and York Federal and the Merger Agreement constitutes the valid and binding obligation of York Financial and York Federal, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, whether applied in a court of law or a court of equity. To such counsel's actual knowledge, no other corporate acts or proceedings are required to be taken by York Financial or York Federal in order to consummate the Merger.

                    (4) To such counsel's actual knowledge, all federal and state banking agency approvals, consents, authorizations or notifications required to be received or made by York Financial or York Federal prior to consummation of the Merger or Bank Merger have been properly obtained or made; neither the execution and delivery of the Merger Agreement nor the consummation of the Merger or Bank Merger, with or without the giving of notice or the lapse of time, or both, will (i) violate any provision of the Articles of Incorporation, Charter or Bylaws of York Financial or York Federal; or (ii) to the actual knowledge of such counsel, violate any federal or state banking statute, rule or regulation applicable to York Financial and York Federal, which would have a material adverse effect on the financial condition, assets, liabilities, or business of York Financial and York Federal; to the actual knowledge of such counsel, no consent, approval, authorization, order, registration or qualification of or with any court, federal or state banking regulatory authority or other federal or state banking governmental body other than as specifically contemplated by the Merger Agreement is required for the consummation by York Financial and York Federal of the Merger or the Bank Merger, respectively.

                    (5) To such counsel's actual knowledge, there are no actions, suits, proceedings, or investigations of any nature pending or threatened that challenge the validity or legality of the Merger or the Bank Merger or which seek or threaten to restrain, enjoin or prohibit (or obtain substantial damages in connection with) the consummation of the Merger or the Bank Merger.

                    (6) To such counsel's actual knowledge, there is no litigation, appraisal or other judicial or administrative proceeding or governmental investigation pending or threatened against or relating to the business or property of York Financial or York Federal which would have a materially adverse effect on the consolidated financial condition of York Financial, or any legal impediment to the continued operation of the properties and business of York Financial and York Federal in the ordinary course after the consummation of the Merger or the Bank Merger.

     Counsel may expressly exclude any opinions as to choice of law and anti-trust matters and may add other qualifications and explanations of the basis of its opinions as are consistent with the Legal Opinion Accord prepared by the Section of Business Law of the American Bar Association.

               (iii) The letter of Luse Lehman, addressed to the Representatives, dated as of the Closing Time, in form and substance to the effect that:

                    (1) During the preparation of the Conversion Applications, the Registration Statement and the Public Offering Prospectus, such counsel participated in conferences with management of and the independent certified public accountants for the Harris Parties. Based upon such conferences and such review of corporate records of the Harris Parties as such counsel conducted in connection with the preparation of the Registration Statement and Conversion Applications, nothing has come to their attention that would lead them to believe that any Conversion Application, the Registration Statement, the Public Offering Prospectus or any amendment or supplement thereto (other than financial statements, stock valuation information and other financial and statistical data included therein, as to which such counsel need express no view), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (iv) The favorable opinion, dated as of the Closing Time, of Foley, Hoag & Eliot LLP, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably require. Such opinion may rely upon certificates of officers and directors of the Harris Parties delivered pursuant hereto or as such counsel shall reasonably request.

                    (v) A certificate of the Chief Executive Officer and the Chief Financial Officer of each of the Harris Parties, dated the Closing Time, to the effect that: (i) since the respective dates as of which information is given in the Registration Statement and the Public Offering Prospectus, there has been no material adverse change in the financial condition or in the net income, capital, properties, affairs or prospects of the Harris Parties and York Financial and York Federal, taken as a whole, whether or not arising in the ordinary course of business; (ii) the representations and warranties in Section 4 of this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time or the Option Closing Time, as the case may be; (iii) the Harris Parties have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time or the Option Closing Time, as the case may be, and will comply with all obligations to be satisfied by them after the Conversion;
     (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission or any state securities or Blue Sky authority; and (v) no order suspending the Offering, the Conversion or the effectiveness of the Public Offering Prospectus has been issued and no proceedings for that purpose have been issued and no proceedings for that purpose have been initiated or threatened by the OTS.

          c. Prior to and at the Closing Time and the Option Closing Time, as the case may be: (i) there shall have been no material adverse change in the financial condition or in the net income, affairs or prospects of the Harris Parties and York Financial and York Federal, taken as a whole, since the respective dates as of which information is given in the Public Offering Prospectus, except as referred to therein; (ii) there shall have been no material transaction entered into by any Harris Party, York Financial, York Federal or any subsidiary thereof since the latest dates as of which the financial condition of the Company and the Bank is set forth in the Public Offering Prospectus, other than transactions referred to or contemplated therein; (iii) no Harris Party shall have received from the OTS or any other government agency any direction (oral or written) to make any material change in the method of conducting its business with which it has not complied (which direction, if any, shall have been disclosed to the Representatives) or which would materially and adversely affect its business, operations, financial condition or net income; (iv) no Harris Party, York Financial, York Federal or any subsidiary thereof shall have been in default (nor shall an event have occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any agreement or instrument relating to any outstanding indebtedness; (v) no action, suit or proceeding, at law or in equity or before or by any federal or state commission, board or other administrative agency, shall be pending or, to the knowledge of any Harris Party, threatened against any Harris Party, York Financial, York Federal or any subsidiary thereof or affecting any of their respective properties wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, operations, financial condition or net income of the Harris Parties, York Financial and York Federal, taken as a whole; and (vi) the Shares shall have been qualified or registered for offering and sale under the securities or Blue Sky laws of the jurisdictions set forth in the Blue Sky Survey prepared by Foley, Hoag & Eliot LLP.

          d. (1) Concurrently with the execution of this Agreement, the Representatives and the Harris Parties shall receive a letter from Arthur Anderson dated the date hereof and addressed to the Representatives: (i) confirming that Arthur Anderson is a firm of independent certified public accountants with respect to Harris Financial, Inc. and the Bank within the meaning of the 1933 Act and the 1933 Act Regulations and the Code of Ethics of the American Institute of Certified Public Accountants and no information concerning its relationship with or interests in any Harris Party is required to be disclosed in the Public Offering Prospectus, and stating in effect that in its opinion the consolidated financial statements of Harris Financial, Inc. included in the Public Offering Prospectus and covered by its opinion included therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, the 1934 Act, the 1933 Act Regulations, the 1934 Act Regulations and generally accepted accounting principles; (ii) stating in effect that, on the basis of certain agreed upon procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a review, in accordance with Statement on Auditing Standards No. 71, of the latest available unaudited interim consolidated financial statements of Harris Financial, Inc. prepared by Harris Financial, Inc., a reading of the minutes of the meetings of the Board of Directors and stockholders of Harris Financial, Inc. and Board of Directors of the Bank and consultations with officers of Harris Financial, Inc. and the Bank responsible for financial and accounting matters, nothing has come to its attention which causes it to believe that: (A) the unaudited consolidated financial statements of Harris Financial, Inc. included in the Public Offering Prospectus do not comply as to form in all material respects with applicable accounting requirements; (B) such unaudited consolidated financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Public Offering Prospectus; (C) during the period from the date of the latest audited consolidated financial statements included in the Public Offering Prospectus to a specified date not more than five business days prior to the date hereof, there was any material increase in borrowings by Harris Financial, Inc. or the Bank; or (D) there was any material decrease in retained earnings of Harris Financial, Inc. at the date of such letter as compared with amounts shown in the latest audited consolidated balance sheet included in the Public Offering Prospectus or any material decrease in net income or net interest income of Harris Financial, Inc. for the number of full months commencing immediately after the period covered by the latest audited consolidated income statement included in the Public Offering Prospectus and ended on the latest month end prior to the date of the Public Offering Prospectus as compared to the corresponding period in the preceding year; and (iii) stating that, in addition to the examination referred to in its opinion included in the Public Offering Prospectus and the performance of the procedures referred to in clause (ii) of this paragraph (e), it has compared with the general accounting records of Harris Financial, Inc.'s and/or the Bank's, as applicable, accounting system and other data prepared by Harris Financial, Inc. and/or the Bank, as applicable, directly from such accounting records, to the extent specified in such letter, such amounts and/or percentages set forth in the Public Offering Prospectus as the Representatives may reasonably request; and they have found such amounts and percentages to be in agreement therewith (subject to rounding).

               (2) Concurrently with the execution of this Agreement, the Representatives, and the Harris Parties shall receive a letter from Ernst & Young dated the date hereof and addressed to the

Representatives: (i) confirming that Ernst & Young is a firm of independent certified public accountants with respect to York Financial and York Federal within the meaning of the 1933 Act and the 1933 Act Regulations and the Code of Ethics of the American Institute of Certified Public Accountants and no information concerning its relationship with or interests in York Federal or York Financial is required to be disclosed in the Public Offering Prospectus, and stating in effect that in its opinion the consolidated financial statements of York Financial included in the Public Offering Prospectus and covered by its opinion included therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, the 1934 Act, the 1933 Act Regulations, the 1934 Act Regulations and generally accepted accounting principles; (ii) stating in effect that, on the basis of certain agreed upon procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a review, in accordance with Statement on Auditing Standards No. 71, of the latest available unaudited interim consolidated financial statements of York Financial prepared by York Financial, a reading of the minutes of the meetings of the Board of Directors and stockholders of York Financial and consultations with officers of York Financial responsible for financial and accounting matters, nothing has come to its attention which causes it to believe that: (A) the unaudited consolidated financial statements of York Financial included in the Public Offering Prospectus do not comply as to form in all material respects with applicable accounting requirements; (B) such unaudited consolidated financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Public Offering Prospectus; (C) during the period from the date of the latest audited consolidated financial statements included in the Public Offering Prospectus to a specified date not more than five business days prior to the date hereof, there was any material increase in borrowings by York Financial or York Federal; or (D) there was any material decrease in retained earnings of York Financial at the date of such letter as compared with amounts shown in the latest audited consolidated balance sheet included in the Public Offering Prospectus or any material decrease in net income or net interest income of York Financial for the number of full months commencing immediately after the period covered by the latest audited consolidated income statement included in the Public Offering Prospectus and ended on the latest month end prior to the date of the Public Offering Prospectus as compared to the corresponding period in the preceding year; and
(iii) stating that, in addition to the examination referred to in its opinion included in the Public Offering Prospectus and the performance of the procedures referred to in clause (ii) of this paragraph (e), it has compared with the general accounting records of York Financial and/or York Federal, as applicable, accounting system and other data prepared by York Financial and/or York Federal, as applicable, directly from such accounting records, to the extent specified in such letter, such amounts and/or percentages set forth in the Public Offering Prospectus as the Representatives may reasonably request; and they have found such amounts and percentages to be in agreement therewith (subject to rounding).

          e. At the Closing Time, the Representatives shall receive a letter from Arthur Anderson and Ernst & Young, dated the Closing Time, addressed to the Representatives, confirming the statements made by them in the letter delivered by it pursuant to paragraph (e) of this Section 9, the "specified date" referred to in clause (ii) (C) thereof to be a date specified in such letter, which shall not be more than five business days prior to the Closing Time.

          f. At the Closing Time, the Representatives shall have received a letter from RP Financial, dated as of the Closing Time, confirming the Independent Valuation.

          g. At the Closing Time and the Option Closing Date, as the case may be, counsel to the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the sale of the Shares as herein contemplated and related proceedings or in order to evidence the accuracy or completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the

Harris Parties in connection with the Reorganization and the sale of the Shares as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel to the Underwriters.

          h. The Harris Parties shall not have sustained since the date of the latest audited consolidated financial statements included in the Registration Statement and Public Offering Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Registration Statement, which is in the judgment of the Representatives sufficiently material and adverse as to make it impracticable or inadvisable to proceed with the Offering or the delivery of the Shares on the terms and in the manner contemplated in the Public Offering Prospectus.

          i. Subsequent to the date hereof, there shall not have occurred any of the following: (i) a suspension or limitation in trading in securities generally on the New York Stock Exchange or American Stock Exchange or in the over-the-counter market, or quotations halted generally on the Nasdaq Stock Market, or minimum or maximum prices for trading fixed, or maximum ranges for prices for securities required by either of such exchanges or the NASD or by order of the Commission or any other governmental authority; (ii) a general moratorium on the operation of commercial banks, federal or state savings and loan associations or savings banks in Pennsylvania or a general moratorium on the withdrawal of deposits from commercial banks, federal or state savings and loan associations or savings banks in Pennsylvania declared by either federal or Pennsylvania authorities; (iii) the engagement by the United States in hostilities which have resulted in the declaration, on or after the date hereof, a national emergency or war; or (iv) a material decline in the price of equity or debt securities, if the effect of such a decline, in the judgment or the Representatives, makes it impracticable or inadvisable to proceed with the Offering or the delivery of the Shares on the terms and in the manner contemplated in the Public Offering Prospectus.

          j.   In the event the Underwriters exercise their option provided in
Section 2 hereof to purchase all or any portion of the Option Shares, the obligations of the Underwriters to purchase the Option Shares that they have agreed to purchase shall be subject to the receipt by the Representatives on the Option Closing Date of:

                    (i) A certificate, dated the Option Closing Date, of the Chief Executive Officer and Chief Financial Officer of each of the Harris Parties confirming that the certificate delivered at the Closing Time pursuant to Section 9(b)(v) hereof remains true as of the Option Closing Date;

                    (ii) The favorable opinion of Luse Lehman, counsel for the Harris Parties, addressed to the Representatives and dated the Option Closing Date, in form satisfactory to counsel to the Underwriters, relating to the Option Shares and otherwise to the same effect as the opinion required by Section 9(b)(i) hereof;

                    (iii) The favorable opinion of Breyer & Associates, P.C., counsel to York Financial and York Federal, addressed to the Representatives and dated the Option Closing Date, in form satisfactory to counsel to the Underwriters, to the same effect as the opinion required by
     Section 9(b)(ii) hereof;

                    (iv) A letter of Luse Lehman, counsel for the Harris Parties, addressed to the Representatives and dated the Option Closing Date, in form satisfactory to counsel to the Underwriters, to the same effect as the letter required by Section 9(b)(iii) hereof;

                    (v) The favorable opinion of Foley, Hoag & Eliot LLP, counsel to the Underwriters, dated the Option Closing Date, relating to the Option Shares and otherwise to the same effect as the opinion required by Section 9(b)(iv) hereof; and

                    (vi) Letters from Arthur Andersen and Ernst & Young, addressed to the Representatives and dated the Option Closing Date, in form and substance satisfactory to the Representatives and substantially the same in form and substance as the letters furnished to the Representatives pursuant to Section 9(e) hereof; and

                    (vii) A letter from RP Financial, addressed to the Representatives and dated the Option Closing Date, confirming the Independent Valuation.

          SECTION 10. Termination. If any of the conditions specified in Section
                      -----------
9 shall not have been fulfilled when and as required by this Agreement, or by March 31, 2001, this Agreement may be terminated by the Representatives and all of the Underwriters' obligations hereunder may be canceled by the Representatives by notifying the Harris Parties of such cancellation in writing or by fax at any time at or prior to the Closing Time, and any such termination and cancellation shall be without liability of any party to any other party except as otherwise provided in Sections 6 and 7 hereof. Notwithstanding the above, if this Agreement is terminated pursuant to this paragraph, the Harris Parties jointly and severally agree to reimburse the Underwriters for all of the Underwriters' out-of-pocket expenses reasonably incurred by the Underwriters, including any legal fees (and out-of-pocket expenses) to be paid to the Underwriters' counsel, subject to the limits expressed in Section 6 hereof.

          SECTION 11. Survival. The respective indemnities, agreements,
                      --------
representations, warranties and other statements of the Harris Parties and the Underwriters, as set forth in this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters or any of the Underwriters' officers or directors or any person controlling the Underwriters, or the Harris Parties, or any of their respective officers or directors or any person controlling the Harris Parties, and shall survive termination of this Agreement and receipt or delivery of any payment for the Shares.

          SECTION 12. Waiver of Trial by Jury. Each of the Underwriters and the
                      -----------------------
Company waives all right to trial by jury in any action, proceeding, claim or counterclaim (whether based on contract, tort, or otherwise) related to or arising out of this Agreement.

          SECTION 13. Miscellaneous. Notices hereunder, except as otherwise
                      -------------
provided herein, shall be given in writing or by telegraph, addressed (a) to Ryan, Beck at 220 South Orange Avenue, Livingston, New Jersey 07039-5817 (Attention: Michelle Darcey, First Vice President), and to Legg Mason at 1747 Pennsylvania Avenue, N.W., Washington, DC 20006 (Attention: Mark Micklem), in each case with a copy to Foley, Hoag and Eliot, LLP, One Post Office Square, Boston, Massachusetts 02109 (Attention: Carol Hempfling Pratt, Esq.) and (b) to the Harris Parties at the Bank's principal office (Attention: Charles C. Pearson, Jr., President and Chief Executive Officer), with a copy to Luse Lehman Gorman Pomerenk & Schick, P.C., 5335 Wisconsin Avenue, N.W., Suite 400, Washington, D.C. 20015, (Attention: Kenneth Lehman, Esq.).

          This Agreement is made solely for the benefit of and will be binding upon the parties hereto and their respective successors and the directors, officers and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of any of the Shares.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

          Time shall be of the essence of this Agreement.

          This Agreement may be signed in various counterparts which together will constitute one agreement.

          If the foregoing correctly sets forth the arrangement among the Company, the Bank and the Underwriters, please indicate acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement.

HARRIS FINANCIAL, INC.                     HARRIS SAVINGS BANK


By:____________________________________    By:__________________________________
   Charles C. Pearson, Jr., President         Charles C. Pearson, Jr., President

NEW HARRIS FINANCIAL, INC.                 HARRIS FINANCIAL M.H.C.


By:____________________________________    By:__________________________________
   Charles C. Pearson, Jr., President         Charles C. Pearson, Jr., President

RYAN, BECK & CO.                           LEGG MASON WOOD WALKER, INC.


By:_____________________________________   By:__________________________________
   Michelle Darcey, First Vice President      Mark C. Micklem, Managing Director

                                   EXHIBIT A

                                PRICE AGREEMENT

                               __________, 2000

Ryan, Beck & Co., Inc.
220 South Orange Avenue
Livingston, New Jersey 07039

Legg Mason Wood Walker, Inc.
1747 Pennsylvania Avenue, N.W.
Washington, DC 20006

Ladies and Gentlemen:

          Reference is made to the Underwriting Agreement, dated the date hereof (the "Underwriting Agreement"), among the Harris Parties (as defined in the Underwriting Agreement), Ryan, Beck & Co., Inc. and Legg Mason Wood Walker, Inc. (collectively, the "Underwriters"). The Underwriting Agreement provides for the purchase by the Underwriters from New Harris Financial, Inc. (the "Company") of a number of shares of common stock of the Company to be determined in the manner set forth in the Underwriting Agreement and to be set forth herein (the "Shares").


          This Agreement is the Price Agreement referred to in the Underwriting Agreement.

          Pursuant to Section 1 of the Underwriting Agreement, the Company agrees with the Underwriters as follows:

          1.   The public offering price per Share shall be $10.


          2. The purchase price for the Shares to be paid by the Underwriters shall be $10 per Share.

          3. The number of Initial Shares to be purchased by the several Underwriters hereunder shall be as set forth opposite the respective names of the Underwriters in Schedule I of the Underwriting Agreement.

          4. The Company agrees to pay a commission to the Underwriters for their commitment hereunder in the amount of $_______ per Share.

          5. The Company agrees to "carve out" 7,500,000 of the Conversion Shares for the sale to the Underwriters hereunder, subject to the priority of Subscription Shares subscribed for in the Subscription Offering. In the event, however, that fewer than 7,500,000 shares are available for sale to the Underwriters as a result of the subscriptions received in the Subscription Offering, the Company agrees to pay to the Representatives a fee equal to

               1.5% of the difference between $75,000,000 and the gross proceeds of the Shares actually sold to the Underwriters, as compensation for acting as standby underwriters. This fee is in addition to the commission payable on the Shares actually sold to the Underwriters.

          The Harris Parties represent and warrant to the Underwriters that the representations and warranties of the Harris Parties set forth in Section 4 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

          This Agreement shall be governed by the laws of the State of New
Jersey.

          If the foregoing is in accordance with the understanding of the Underwriters of the agreement between the Underwriters and the Harris Parties, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts and together with the Underwriting Agreement, shall be a binding agreement between the Underwriters and the Company in accordance with its terms and the terms of the Underwriting Agreement.

HARRIS FINANCIAL, INC.                     HARRIS SAVINGS BANK


By:____________________________________    By:__________________________________
   Charles C. Pearson, Jr., President         Charles C. Pearson, Jr., President

NEW HARRIS FINANCIAL, INC.                 HARRIS FINANCIAL M.H.C.


By:_____________________________________   By:__________________________________
   Charles C. Pearson, Jr., President         Charles C. Pearson, Jr., President

Confirmed and accepted as of the date first above written:

RYAN, BECK & CO., INC.


By: _________________________

Name:________________________

Title:_______________________


LEGG MASON WOOD WALKER, INC.


By: _________________________

Name:________________________

Title:_______________________

                                  Schedule I

                          NEW HARRIS FINANCIAL, INC.

                                 Underwriters
                                 ------------


     Underwriter                                           Number of Shares
     -----------                                           ----------------
     Ryan, Beck & Co.....................................
     Legg Mason Wood Walker, Inc.........................
     [Other Underwriters]

                                   EXHIBIT B

                               Lock-Up Agreement

Ryan, Beck & Co., Inc.
220 South Orange Avenue
Livingston, New Jersey 07039-5817

Legg Mason Wood Walker, Inc.
1747 Pennsylvania Avenue, N.W.
Washington, DC 20006

RE:  New Harris Financial, Inc. (the "Company")
     ------------------------------------------

Ladies & Gentlemen:

          The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Harris Financial, Inc. ("Common Stock") or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the "Offering") for which you will act as representatives (the "Representatives") of the several underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting agreements with the Company with respect to the Offering.

          In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, "Securities") now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, (ii) as a distribution to partners or shareholders of such person, provided that the distributees thereof agree in writing to be bound by the terms of the restriction, (iii) with respect to dispositions of Common Shares acquired on the open market, (iv) with respect to sales or purchases of Common Stock acquired on the open market, or (v) with the prior written consent of the Representatives, for a period commencing on the date hereof and continuing to a date 180 days after the Post-Effective Amendment to the Registration Statement is declared effective by the Securities and Exchange Commission (the "Lock-up Period"). The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibiting hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that included, relates to or derives any significant part of its value from Securities. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or Securities held by the undersigned except in compliance with the foregoing restrictions.

          This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned. This letter agreement shall terminate and be no further force and effect upon a decision by the Representatives or the Company not to proceed with the Offering.

Dated: ________________________

                                        -----------------------------------
                                             [Printed Name of Holder]


                                        By: ________________________________
                                                      [Signature]


                                        -----------------------------------
                                        Printed Name of Person Signing